Investor Presentation

July 2026


Mercantile Bank

Mercantile Bank Corporation

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, difficulties and delays in the integration of Mercantile and Eastern and achieving anticipated synergies, cost savings and other benefits from the transaction; adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and other risk factors described in our annual report on Form 10-K for the year ended December 31, 2025, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.



Executive Management Team



RAYMOND REITSMA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER, AND TREASURER

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.

Financial Performance

Second Quarter 2026

2Q26 Performance Highlights

EARNINGS	• 8% EPS growth 2Q26 vs. 2Q25 • EPS of $1.50 in 2Q26 vs. $1.39 in 2Q25 • 1.5% ROAA and 14.0% ROAE in 2Q26 vs. 1.5% ROAA and 14.7% ROAE in 2Q25
NET INTEREST MARGIN AND NET INTEREST INCOME	• Net interest margin of 3.59% in 2Q26 vs. 3.48% in 2Q25 • Driven by lower costs of funds relating to EMB acquisition, repricing of fixed rate assets, and commercial loan growth • The lower interest rate environment in 2Q25 versus 2Q26 had little impact on margin as a lower asset yield offset by lower funding rates
COMMERCIAL LOAN PORTFOLIO	• Commercial loans increased 12% annualized in 2Q26 • 6% increase from prior year quarter end • C&I and Owner Occupied CRE combined represented 58% of the portfolio as of June 30, 2026
ASSET QUALITY	• Nonperforming assets to total assets ratio of 0.09% at the end of 2Q26 • Net loan recoveries to average loans of 0.04% in 2Q26
DEPOSIT AND FUNDING	• Continued focus on building local deposit base • Local deposits increased 17% from prior year quarter end; decreased in 2Q26, impacted by seasonal patterns • Brokered deposits decreased $179 million from prior year quarter end; decreased $60 million in 2Q26 • Loan-to-deposit ratio at 93% at the end of 2Q26 vs. 100% at the end of 2Q25
CAPITAL	• CET1 capital ratio of 11.4% at the end of 2Q26 vs. 10.9% at the end of 2Q25 • Total risk-based capital ratio of 14.7% at the end of 2Q26 vs. 14.4% at the end of 2Q25 • Tangible book value per share of $38.42 at the end of 2Q26 vs. $35.82 at the end of 2Q25

Historical Trends and Shareholder Value

Strong Track Record of Delivering Shareholder Value

Solid Earnings and Balance Sheet Growth Trends

Total Assets
9.0% CAGR


$8
$6
$4
$2
$0
Billions
4.4
5.3
4.9
5.4
6.1
6.8
2020 2021 2022 2023 2024 2025

Total Loans
8.6% CAGR


$6
$5
$4
$3
$2
$1
$0
Billions
3.2
3.5
3.9
4.3
4.6
4.8
2020 2021 2022 2023 2024 2025

Total Deposits
9.2% CAGR


$6
$5
$4
$3
$2
$1
$0
Billions
3.4
4.1
3.7
3.9
4.7
5.3
2020 2021 2022 2023 2024 2025

TBVPS
9.0% CAGR


$40
$30
$20
$10
$0
23.86
25.61
24.47
29.31
33.14
36.78
2020 2021 2022 2023 2024 2025

EPS
15.1% CAGR


$6
$5
$4
$3
$2
$1
$0
2.71
3.69
3.85
5.13
4.93
5.47
2020 2021 2022 2023 2024 2025

Cash Dividends
6.0% CAGR


$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.12
1.18
1.26
1.34
1.42
1.50
2020 2021 2022 2023 2024 2025

Loan-to-Deposit Ratio*

Multi-year strategic initiative to reduce loan-to-deposit ratio

- Reduced to 93% from 100% over last twelve months


105%
100%
95%
90%
85%
80%
$5,500
$5,000
$4,500
$4,000
(In millions)
99.7%
95.9%
91.2%
88.9%
92.8%
2Q25
3Q25
4Q25
1Q26
2Q26
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances

Interest Rate Scenarios

Balance Sheet Structure Supports Stable Net Interest Income Across Rate Environments

- Purchases of highly discounted callable agency bonds provide additional protection in a down rate environment
- Matched funding fixed rate commercial loans, deposit mix strategies, and commercial loan back-to-back interest rate swap program mitigate the impact of rate changes


$100mm
$80mm
$60mm
$40mm
$20mm
$0mm
($20mm)
($40mm)
($60mm)
($80mm)
($100mm)
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
0.9%
-1.7%
-5.7%
-2.9%
2.6%
5.1%
7.7%
-400 bp
-300 bp
-200 bp
-100 bp
+100 bp
+200 bp
+300 bp
Projected $ change in NII
Projected % change in NII

Reflects a gradual one-year parallel change in interest rates; simulation results as of June 30, 2026

Expanding margin and net interest income in a dynamic interest rate environment

Solid net interest margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds
  - Acquisition of EMB provided low-cost deposits


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$60
$55
$50
$45
$40
$35
$30
$25
$20
In millions
$49
$52
$51
$56
$57
5.75%
5.74%
5.52%
5.42%
5.42%
4.34%
4.35%
4.01%
3.68%
3.63%
3.48%
3.49%
3.43%
3.55%
3.59%
2.27%
2.25%
2.09%
1.87%
1.83%
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
Net Interest Income
Net Interest Margin
Earning Asset Yield
Cost of Funds
SOFR 90-Day Average

Upcoming Repricing Opportunities as of June 30, 2026	Fixed Rate CRE		Agency Bonds	
	Total Amount	Average Rate	Total Amount	Average Rate
Remainder of 2026	$ 101,100,000	4.58%	$ 38,000,000	1.14%
2027	$ 197,500,000	4.91%	$ 100,000,000	2.51%

Net Interest Income

Solid net interest income in a lower interest rate environment

- Despite lower interest rate environment, net interest income continues to be solid driven by:
  - Quarter-over-quarter growth in average assets
  - Active match funding initiatives
  - Higher yield on investments as fixed rate securities reprice
  - Repricing of fixed rate loans
  - Repricing of time deposits
  - Stable noninterest bearing deposits
  - EMB acquisition

Change in asset mix as on balance sheet liquidity grows


Interest Income
Assets
$5.7
$5.9
$5.9
$6.4
$6.4
$8
$11
$11
$14
$13
$74
$75
$71
$72
$73
2Q25
3Q25
4Q25
1Q26
2Q26
Interest on Securities and Interest Earning Deposits
Interest on Loans, including fees
Average Earning Assets

Costs stable as deposit balances grow


Expense
Deposits
$3.6
$3.6
$3.6
$4.0
$4.0
$7
$7
$6
$6
$6
$26
$27
$25
$23
$23
2Q25
3Q25
4Q25
1Q26
2Q26
Interest on Deposits
Other Interest Expense
Avg. Interest-Bearing Deposits

Significant low/no cost deposits


% of Total Deposits
4%
51%
20%
25%
4%
51%
20%
25%
2%
48%
24%
25%
1%
49%
25%
25%
0.4%
49%
24%
27%
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
Non-interest bearing deposits
Lower-cost deposits
Higher-cost deposits
Brokered deposits

Noninterest Income

Stable fee income:

- Treasury management and payroll services fees increase driven by new commercial client acquisitions and effective marketing endeavors
- Interest rate swap income decreased due to lower volume
- Mortgage banking income lower due to change in quarter-end fair value of commitments, lower percentage of loans originated with the intent to sell, and increased level of payoffs resulting in accelerated MSR amortization


Service charges on accounts (+35%)
Payroll services (+9%)
Mortgage banking income (-20%)
Credit and debit card income (+24%)
Interest rate swap income (-64%)
Earnings on bank owned life insurance (+38%)
Other income (+9%)
(%) Reflects 2Q 2026 compared to 2Q 2025
$12mm
$10mm
$8mm
$6mm
$4mm
$2mm
$0mm
2Q25
3Q25
4Q25
1Q26
2Q26

Mortgage Loan Activity

Stable income and solid originations

- Solid originations in 2Q26 with a greater share retained
- Mortgage banking income in 2Q26 impacted by:
  - Change in the quarter-end fair value of commitments to originate salable residential mortgage loans
  - Lower percentage of loans originated with the intent to sell
  - Increased level of payoffs resulting in accelerated MSR amortization


MORTGAGE LOAN ORIGINATIONS
(In thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
30,700
28,800
55,500
59,200
32,300
111,200
108,000
86,000
68,800
126,800
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
Purchase mortgage loans originated
Refinance mortgage loans originated


MORTGAGE LOAN SALES
Loans originated with intent to sell (in thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
3,200
3,500
3,400
3,000
3,200
112,300
111,300
116,900
105,900
107,400
$3,600
$3,500
$3,400
$3,300
$3,200
$3,100
$3,000
$2,900
$2,800
$2,700
Income on Sale of Mortgage Loans (in thousands)
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
Total saleable mortgage loans
Income on sale of mortgage loans

Noninterest Expense

Stable Core Costs

- Increase in salary and benefit costs commensurate with organic asset growth and the acquisition of EMB
  - EMB noninterest expense totaled $4 million in 2Q26
- Additional 2Q26 costs driven by core conversion
  - $0.5mm related to core conversion


$40mm
$30mm
$20mm
$10mm
$0mm
55%
56%
59%
62%
57%
60%
50%
40%
30%
20%
10%
0%
2Q25
3Q25
4Q25
1Q26
2Q26

- Salaries and benefits (+19%)
- Occupancy (+5%)
- Furniture and equipment (+20%)
- Data processing costs (+28%)
- Core conversion costs (nm)
- Core deposit intangible amortization (nm)
- Acquisition costs (nm)
- Efficiency ratio

(%) Reflects 2Q2026 compared to 2Q2025


2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
2.21%
2.21%
2.34%
2.50%
2.33%
2Q25
3Q25
4Q25
1Q26
2Q26

- Non-core - Noninterest expense to average assets (annualized)
- Core - Noninterest expense to average assets (annualized)
- Noninterest expense to average assets (annualized)

Loan Growth

Consistent Fundings

- Second quarter 2026 loan growth driven by C&I
- Commercial loan focused
- Solid historical growth
- Top tier asset quality

Quarter End Core Commercial Loan Growth Trends (reflects quarter end balances)


$4.1B
$4.0B
$3.9B
$3.8B
$3.7B
$3.6B
3.82
3.75
3.92
3.94
4.05
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26

Total Loan Portfolio Growth Trends (reflects year end and quarter end balances)


$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2021
2022
2023
2024
2025
2Q 2026
Commercial & industrial
Owner occupied comm'l R/E
Multi-family & residential rental
Land development & construction
Non-owner occupied comm'l R/E
Total retail

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers

Quarterly Asset Quality Metrics

($ in thousands)		2nd Qtr 2025	3rd Qtr 2025	4th Qtr 2025	1st Qtr 2026	2nd Qtr 2026
Gross loan charge-offs	$	0	200	2,800	0	0
Recoveries	$	100	700	200	400	500
Net loan charge-offs (recoveries)	$	(100)	(500)	2,600	(400)	(500)
Net loan charge-offs (recoveries) to average loans		(0.01%)	(0.05%)	0.23%	(0.03%)	(0.04%)
Provision for credit losses	$	1,600	200	(700)	(1,800)	(1,800)
Allowance for credit losses	$	58,400	59,100	58,200	56,700	55,400
Allowance to loans		1.24%	1.28%	1.21%	1.18%	1.13%
Nonperforming loans	$	9,700	9,800	7,900	7,500	5,800
Other real estate/repossessed assets	$	0	0	0	0	0
Nonperforming loans to total loans		0.21%	0.21%	0.16%	0.16%	0.12%
Nonperforming assets to total assets		0.16%	0.16%	0.12%	0.11%	0.09%

Historical Nonperforming Loans to Total Loans*


1.00%
0.50%
0.00%
0.07%
0.20%
0.08%
0.12%
0.16%
0.12%
2021
2022
2023
2024
2025
YTD 2026
Nonperforming Loans/Total Loans

*Reflects period ends

Funding sources designed to match asset repricing characteristics*

Floating rate:

- Shorten balance sheet duration
- Align with funding sources (of which a proportional amount has short durations and floating rates) to mitigate interest rate risk

Fixed rate:

- Match funded with fixed rate liabilities
- Fixed-rate loans and securities provide a natural hedge in a declining-rate environment


Total Loan Portfolio Rate Type
Fixed Rate Loans: 21%
Variable Rate Loans: 79%


Total Loan Portfolio Repricing Breakdown
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
0 - 3 Months
3 - 12 Months
1 - 5 Years
Over 5 Years
Commercial Variable Rate Loans
Commercial Fixed Rate Loans
Retail Variable Rate Loans
Retail Fixed Rate Loans


Total Variable Rate Assets and Funding Sources
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
Floating Rate Assets
Liability Funding Sources
Interest-Earning Deposits
Variable Rate Retail Loans
Variable Rate Commercial Loans
Sweep Accounts
Non-Maturity Deposit


Total Fixed Rate Asset and Funding Sources
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
Fixed Rate Assets
Liability Funding Sources
Fixed Rate Securities
Fixed Rate Retail Loans
Fixed Rate Commercial Loans
FHLBI Advances
Time Deposits

*As of June 30, 2026

Investment Portfolio

- Net unrealized losses (before tax) equaled $40 million (or 4% of total securities book value) as of June 30, 2026
- Investment portfolio mix remains relatively unchanged, dominated by U.S Agency bonds
- Continue to build the U.S Agency portfolio as part of the strategy to reduce loan to deposit ratio and mitigate interest rate risk
  - Increased portfolio yield given higher rate environment
  - Laddered maturities but concentration on bond purchases with maturities in 3-5 years

Total Investment Portfolio Composition

As of June 30, 2026


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Unrealized Losses
Unrealized Gains
Amortized Cost
Fair Value
Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Treasury Bonds
Other Investments

As of December 31, 2025


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Other Investments

U.S. Agency Bond Segment Profile

Segment Growth


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
New Unrealized Loss ($)
Book Value ($)
Average Yield (%)

Maturity Schedule*


$450mm
$400mm
$350mm
$300mm
$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
Amortized Cost
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.18%
2.83%
3.57%
One year or less
Over one through five years
Over five through ten years
Over ten years
Amortized Cost
Average Yield

*As of June 30 2026

Deposits and Sweep Accounts*

2Q26 deposit balances impacted by:

- Seasonal activity
- $60 million reduction in brokered deposits


$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2Q25
3Q25
4Q25
1Q26
2Q26
Money Market (+5%)
Noninterest-Bearing Checking (+12%)
Interest-Bearing Checking (-2%)
Savings (+7%)
Local Time $100,000 & Over (-1%)
Local Time Under $100,000 (+1%)
Sweep Accounts (-13%)
Brokered Deposits (-170%)
Local Deposits (+5%)

*(%) Reflects annualized growth from 1-1-2026 through 6-30-26

Deposit Balances*

Deposits comprised primarily of business accounts


Personal
35%
Business
65%

($ in thousands)	June 30, 2026		June 30, 2025	
	Personal	Business	Personal	Business
Noninterest-Bearing Checking	$ 240,100	1,180,500	189,100	991,700
Interest Checking	$ 251,700	695,300	183,600	522,200
Savings	$ 273,200	48,200	188,700	34,400
Money Market	$ 519,600	1,219,700	455,700	1,136,700
Certificates of Deposit	$ 564,800	283,200	532,300	277,200
Total Deposits	$ 1,849,400	3,426,900	1,549,400	2,962,200

*As of June 30, 2026, excludes brokered deposits

Large Depositors

(Includes Sweep Account Balances)

Stable Large Depositors

Depositors with over $5 million as of June 30, 2026

Total – 93 relationships aggregating $1.8 billion

- Business/Individual – 65 relationships aggregating $1.6 billion
- Governmental – 28 relationships aggregating $0.2 billion

Depositors with over $5 million as of June 30, 2021 (5 years ago), consisted of 75 relationships aggregating $1.1 billion

50 relationships still maintain deposits over $5 million as of June 30, 2026




Aggregate Balance of the 50 Depositors
($ millions)
$1,500
$1,000
$500
$0
$831
$1,186
June 30, 2021
June 30, 2026

Capital Ratios

Both of Mercantile Bank Corp's subsidiaries, Mercantile Bank and Eastern Michigan Bank, have regulatory capital levels in excess of the amounts necessary to be categorized as "well capitalized."

Subsidiary Banks Total Risk Based Capital:

- Mercantile Bank - 13.5%
- Eastern Michigan Bank - 23.1%


Mercantile Bank Corporation Consolidated Capital Ratios
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
1st Qtr 2026
2nd Qtr 2026
Tier 1 leverage capital ratio
Common equity risk-based capital ratio
Tier 1 risk-based capital ratio
Total risk-based capital ratio

Sources of Liquidity

Upward trend in liquidity sources driven by organic growth and the acquisition of EMB

Availability ($ in thousands)			
Source		December 31, 2025	June 30, 2026
Unsecured Federal Funds Lines of Credit	$	50,000	50,000
FHLB of Indianapolis Advance Program	$	777,000	847,000
Unpledged Investments	$	491,000	750,000
Federal Reserve Discount Window	$	157,000	149,000
Total		1,475,000	1,796,000

Thoughts on 2026

PRIME / SOFR RATES

- No rate changes during 2026

PERFORMANCE METRICS

	3rd QUARTER	4th QUARTER
Loan Growth (annualized)	5.00%-7.00%	5.00%-7.00%
Net Interest Margin	3.60%-3.70%	3.60%-3.70%
Fee Income	$11.0MM-$12.0MM	$10.5MM-$11.5MM
Overhead Costs[1]	$41.0MM-$42.0MM	$41.0MM-$42.0MM
Federal Tax Rate[2]	17%	17%

1. Excludes anticipated costs associated with core conversion
2. Reflects expected transferable energy tax credit acquisitions

Loan Portfolio Characteristics

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
COMMERCIAL LOANS			
Commercial and Industrial	$	1,537,000	31%
Real Estate - Non-Owner Occupied	$	1,091,800	22%
Real Estate - Owner Occupied	$	803,900	16%
Real Estate - Multi-Family & Residential Rental	$	498,300	10%
Real Estate - Land Development & Residential Construction	$	119,400	3%
Total Commercial Loans	$	**4,050,400**	**82%**
RETAIL LOANS			
1 - 4 Family Mortgages	$	750,500	15%
Other Consumer	$	114,700	3%
Total Retail Loans	$	**865,200**	**18%**
TOTAL LOANS	$	4,915,600	**100%**

*As of June 30, 2026

Asset Quality Metrics

Quarter Trends
($ in thousands)

- Continued strong asset quality metrics
- 9 basis points nonperforming assets to total assets as of June 30, 2026

		6/30/25	9/30/25	12/31/25	3/31/26	6/30/26
Net loan charge-offs (recoveries)	$	(100)	(500)	2,600	(400)	(500)
Net loan charge-offs (recoveries) to average loans (annualized)		(0.01%)	(0.05%)	0.23%	(0.03%)	(0.04%)
Allowance to loans		1.24%	1.28%	1.21%	1.18%	1.13%
Nonperforming loans to total loans		0.21%	0.21%	0.16%	0.16%	0.12%
Nonperforming assets to total assets		0.16%	0.16%	0.12%	0.11%	0.09%

Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

		6/30/25	9/30/25	12/31/25	3/31/26	6/30/26
CONSTRUCTION LOANS						
Commercial	$	237	216	237	240	236
Residential	$	35	37	34	32	47
COMMITMENTS TO MAKE LOANS*	$	105	133	205	289	224
TOTAL	$	377	386	476	561	507

Composition – Commercial Loans [1,2]


Commercial Real Estate - Non-Owner Occupied 27%
Commercial Real Estate - Multi-Family & Residential Rental 12%
Commercial Real Estate - Owner Occupied 20%
Commercial & Industrial 38%
Commercial Vacant Land, Land Development & Residential Construction 3%


Wholesale Trade 5%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 19%
Information <1%
Construction 7%
Finance & Insurance 3%
Real Estate, Rental & Leasing 38%
Services 19%
Agriculture, Oil & Gas Extraction & Utilities 1%

CREDIT RISK PROFILE BY INTERNAL CREDIT RISK GRADES ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate - Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	722.7	54.2	489.6	435.8	146.4
Grades 5-7	$	793.3	65.0	305.8	656.0	351.9
Grades 8-9	$	21.0	0.2	8.5	-	-
Total Commercial	**$**	1,537.0	119.4	803.9	1,091.8	498.3

1. Private credit exposure represents 2% of commercial loan balances
2. As of June 30, 2026

Rate Type – Commercial Loans*

($ in millions)


21%
79%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

RATE TYPE BREAKDOWN

		Balance
Floating Rate Commercial Loans	$	3,188,700
Fixed Rate Commercial Loans	$	861,700
Total Commercial Loans	**$**	4,050,400

*As of June 30, 2026

Past Due Loans

Commercial and Retail Past Due Loans*

($ in millions)

		30-59 Days Past Due	60-89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial and Industrial	$	-	-	-	-	1,537.0	1,537.0	-
Vacant Land, Land Development, Residential Construction	$	0.1	-	0.1	0.2	119.2	119.4	-
Real Estate - Owner Occupied	$	0.1	-	0.3	0.4	803.5	803.9	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,091.8	1,091.8	-
Real Estate - Multi-Family and Residential Rental	$	-	-	-	-	498.3	498.3	-
Total Commercial	**$**	0.2	-	0.4	0.6	4,049.8	4,050.4	-
1-4 Family Mortgages	$	0.1	1.2	0.1	1.4	749.1	750.5	-
Other Consumer Loans	$	0.2	-	-	0.2	114.5	114.7	-
Total Retail	**$**	0.3	1.2	0.1	1.6	863.6	865.2	-
Total Past Due Loans	**$**	0.5	1.2	0.5	2.2	4,913.4	4,915.6	-

*As of June 30, 2026. Excludes current non-accrual loans.

Past Due Loans


5 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of June 30, 2026

FDIC Commercial Real Estate Lending Concentration Guideline for Mercantile Bank

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026

Non-Owner Occupied Commercial Real Estate Lending*

- 100% of office NOO CRE is located in Michigan
- 32% of office is medical
- Only one nonperforming NOO CRE loan relationship over past five years

Current NOO CRE Composition
% of Total Loans


Industrial
Office
Retail
Hotel
Assisted Living
Other
Remainder of Total Loans
7%
5%
5%
3%
1%
1%

Historical NonPerforming NOO CRE
(ending balance, $ in thousands)


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Jun-26
NonPerforming NOO CRE ($ in thousands)

($ in thousands)	Balance	% of NOO CRE	% of Total Loans
Industrial	$ 324,000	30%	7%
Retail**	$ 254,600	23%	5%
Office	$ 229,700	21%	5%
Hotel	$ 173,200	16%	3%
Assisted Living	$ 71,600	7%	1%
Other	$ 38,700	3%	1%
Total	**$ 1,091,800**	100%	22%

*As of June 30, 2026

**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

The largest bank founded, headquartered, and serving in Michigan.

OVERVIEW

- Founded in **1997** in Grand Rapids, MI.
- **$6.8** billion in total assets.
- Acquisition of Eastern Michigan Financial Corporation closed December 31, 2025.
- More than **800 employees** and **over 50 locations**.
- Offers more than **75 products and services** supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

WE INVEST IN OUR COMMUNITIES BY:

- Volunteering more than 24,000 hours supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating over $1,000,000 to local non-profits and fundraisers.
- Employing 40+ interns each year, investing in the next generation.


MB
EMB [1]
Waterford
Ann Arbor

(1) Excludes one loan production office (66 N. Howard Ave, Croswell).

Strategic Areas of Focus

CLIENT EXPERIENCE
- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

GROWTH
- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

PEOPLE AND CULTURE
- Foster culture where all employees feel valued and empowered
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Banks' impact on the communities they serve

EFFICIENCY
- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

RISK MANAGEMENT
- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand enterprise risk management practices, monitoring, and reporting

Mercantile Bank®